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                                  -EXHIBIT 16-

December 4, 1998


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington,  D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in the first and second paragraphs of
Item 4 of the Form 8-K of Americorp dated December 4, 1998.

/s/ Fanning & Karrh


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